SUPPLEMENT DATED DECEMBER 16, 2022 TO THE CURRENT
SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Global Infrastructure Fund
Invesco Global Real Estate Fund
Invesco Real Estate Fund
Invesco V.I. Global Real Estate Fund

(each, a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of each of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective December 31, 2022, Mark Blackburn will no longer serve as a Portfolio Manager of the Funds. At that time, all references to Mr. Blackburn in the Summary and Statutory Prospectuses and Statements of Additional Information will be deemed to be removed.
AIF-AIS-AVIF-SUMSTATSAI-SUP 121622